SECOND SUPPLEMENTAL PREFERRED STOCK
                               PURCHASE AGREEMENT


        SECOND SUPPLEMENTAL PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") made as of January 23, 1998, by and among JOTAN, INC., a Florida corporation (the "Company"), RICE PARTNERS II, L.P., a Delaware limited partnership ("Rice" or the "Purchaser"), F-SOUTHLAND, L.L.C., a North Carolina limited liability company ("F-Southland"), FF-SOUTHLAND, L.P., a Delaware limited partnership ("FF-Southland" and together with F-Southland, the "Southland Purchasers"), F-JOTAN, L.L.C., a North Carolina limited liability corporation ("F-Jotan"), and the SHAREHOLDER named on the signature pages hereto (the "Shareholder").

                              W I T N E S S E T H:

        WHEREAS, Rice, the Southland Purchasers, F-Jotan and the Shareholder named on the signature pages thereof, executed and delivered the Preferred Stock and Warrant Purchase Agreement, dated as of February 28, 1997 (the "Original Purchase Agreement");

        WHEREAS, the Company entered into that certain First Supplemental Preferred Stock and Warrant Purchase Agreement dated as of September 10, 1997, by and among the Company, Rice, the Southland Purchasers, F-Jotan, and the Shareholders named therein (the "First Supplemental Purchase Agreement" and together with this Agreement and the Original Purchase Agreement, as the same may be further, as the same may be modified, amended, supplemented or restated from time to time, collectively being called, the "Purchase Agreement");

        WHEREAS, each Shareholder owns beneficially and of record the number of shares or share equivalents set forth under the signature of such Shareholder on this Agreement of the issued and outstanding capital stock of the Company (reflecting the departure of David Freedman on December 31, 1997 from employment at the Company and the termination of his options to purchase up to 275,000 of the Company's Common Stock);

        WHEREAS, F-Jotan is the owner of the 1,435,705 shares of the Series A Preferred Stock of the Company as of the date hereof;

        WHEREAS, the Southland Purchasers and Rice are owners of shares of Series B Preferred Stock and Warrants exercisable into the Company's Common Stock, as set forth under the signature of each such party below;

        WHEREAS, SHC Acquisition Corp., a wholly-owned Subsidiary of the Company, has merged with and into Southland Holding Company, with Southland Holding Company surviving and assuming all the obligations of SHC Acquisition Corp. under the Original Purchase Agreement. On July 31, 1997, all of the subsidiaries of Southland Holding Company and Atlantic Bag & Paper Company, a Subsidiary of the Company, merged with and into Southland Holding Company (which concurrently changed its name to Southland Container Packaging Corp.), with the result that Southland Container Packaging Corp. ("Southland"), as of July 31, 1997, had no Subsidiaries;

        WHEREAS, the Company, Southland, Rice and the Southland Purchasers have entered into that certain Note Purchase Agreement, dated as of February 28, 1997, as amended by Amendment No. 1, dated as of August 19, 1997 and Amendment No. 2, dated as of November 6, 1997 (as the same may be modified, amended, supplemented or restated from time to time the "Note Agreement");

        WHEREAS, the Company and the Shareholder have entered into a Shareholder Agreement, dated as of February 28, 1997 (the "Original Shareholder Agreement"), with Purchaser, the Southland Purchasers and F-Jotan;

        WHEREAS, the Company entered into that certain First Supplemental Shareholder Agreement, dated as of September 10, 1997, with Rice, the Southland Purchasers, F-Jotan, and the shareholders named therein (the "First Supplemental Shareholder Agreement") and the Second Supplemental Shareholder Agreement, dated as of the date hereof, with Rice, the Southland Purchasers, F-Jotan and the Shareholder substantially in the form attached hereto as Annex A (the "Second Supplemental Shareholder Agreement" and together with the First Supplemental Shareholder Agreement and the Original Shareholder Agreement, as the same may be further modified, amended, supplemented or restated from time to time, collectively being called, the "Shareholder Agreement");

        WHEREAS, Rice and the Board of Directors of the Company have determined that, in the best interest of the Company, Rice is willing purchase, and the Company is willing to sell to Rice, $250,000 (the "Purchase Price") of Series B Preferred Stock, in cash (the "Investment") to enable the Company to make certain payments to certain individuals who previously owned minority interests in certain subsidiaries of Southland;

        WHEREAS, although Rice is willing to enter into and consummate the transactions contemplated hereby upon the due issuance of its Preferred Stock (as defined below) against the payment of the Purchase Price, the Southland Purchasers have elected not to purchase Preferred Stock in this transaction; and

        WHEREAS, Rice and the Company have agreed that, unlike the First Supplemental Purchase Agreement, Rice will not receive Warrants in connection with the purchase of the Second Supplemental Preferred Shares (as defined below).

        NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser, F-Jotan, the Shareholder, and the Company, intending to be legally bound, agree as follows:

                                    Article I
                                   Definitions

        As used in this Agreement, all capitalized terms have the meanings indicated in the Original Purchase Agreement unless otherwise defined herein. Any such term used in the Original Purchase Agreement, but not defined herein, shall be interpreted to cover all corresponding terms used herein and relating to the Warrants and Series B Preferred Stock to be issued pursuant to this Agreement, as if such terms were set forth at length herein and applied to the transactions contemplated hereby.

        Agreement. This Second Supplemental Preferred Stock Purchase Agreement, as the same may be modified, amended, supplemented or restated from time to time.

        Closing Date. With respect to this Agreement, as of the date first set forth above.

        Note Agreement. This term is defined in the preamble and includes the Note Purchase Agreement, dated as of February 28, 1997, as amended by Amendment No. 1, dated as of August 19, 1997 and Amendment No. 2 dated as of November 6, 1997, as the same may be further modified, amended, supplemented or restated from time to time, and any refinancing, refunding or replacements of the indebtedness under the Note Agreement.

        Original Closing Date. The Closing Date with respect to the Original Purchase Agreement, which occurred as of February 28, 1997 with respect to the originally issued Warrants and Preferred Shares under the Original Purchase Agreement and March 4, 1997 with respect to the initial funding.

        Preferred Stock or Series B Preferred Stock. For purposes of this Agreement (except where the context requires a reference to this Agreement and the Original Purchase Agreement), the Second Supplemental Series B Preferred Stock.

        Purchase Price.  This term is defined in the preamble.

        Purchaser. For purposes of the Second Supplemental Documents and the First Supplemental Documents (as defined in the First Supplemental Purchase Agreement), Rice; and for purposes of the Original Purchase Agreement and the transactions contemplated thereby, Rice and the Southland Purchasers.

        Second Supplemental Documents. This Agreement, the Second Supplemental Series B Preferred Stock and the Second Supplemental Shareholder Agreement, and the transactions and documents, instruments, certificates and agreements contemplated thereby, as the same may be modified, amended, supplemented or restated from time to time.

        Second Supplemental Preferred Shares. Shares of Series B Preferred Stock (but not any Series A Preferred Stock) to be issued to Purchaser hereunder in connection with the Investment upon payment of the applicable Purchase Price therefor.

        Second Supplemental Series B Preferred Stock. Series B Preferred Stock to be issued to the applicable Purchaser hereunder in connection with the Investment upon payment of the applicable Purchase Price therefor.

        Shareholder Agreement.  This term is defined in the Preamble.

        Southland.  This term is defined in the Preamble.

                                   Article II
                              The Preferred Shares

        2.01 The Preferred Shares.    On the Closing Date, Rice agrees to
   purchase from the Company at the purchase price set forth below, and the Company agrees to issue to Rice, all in accordance with the terms and conditions of this Agreement:

             1,250 shares of Series B Preferred Stock, at a purchase price of $200 per share (for a total of $250,000) having the rights, restrictions, privileges, and preferences set forth in the articles of amendment of the Company's articles of incorporation attached to the Original Purchase Agreement as Annex H (the "Certificate").

   The Company has duly authorized the Series B Preferred Stock being purchased and sold pursuant to the terms of this Agreement by duly filing the Certificate with the Secretary of State of the State of Florida. Within forty-five (45) business days after the Closing Date, the Company will deliver to Rice a certificate evidencing and representing the shares of Second Supplemental Series B Preferred Stock issued to such Purchaser, which certificate shall be issued in such Purchaser's name or in the name of its designee.

        2.02 Legend.  The Company will deliver to Purchaser pursuant to
   Section 2.01, one or more certificates representing the Second Supplemental Series B Preferred Stock purchased by Rice in such denominations as such Purchaser requests. Such certificates will be issued in such Purchaser's name or, subject to compliance with transfer and registration requirements under applicable Federal and state securities laws, in the name or names of its respective designee or designees.

        It is understood and agreed that the certificates evidencing the Second Supplemental Series B Preferred Stock will bear substantially the same as the following legends:

        "THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE DISTRIBUTION HEREOF. THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, INCLUDING, WITHOUT LIMITATION, THE NORTH CAROLINA SECURITIES ACT, AS AMENDED, THE TEXAS SECURITIES ACT OF 1957, AS AMENDED, AND THE GEORGIA SECURITIES ACT OF 1973, AS AMENDED, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS."

        "THESE SHARES ARE SUBJECT TO THE TERMS AND PROVISIONS OF A PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT AND A SHAREHOLDER AGREEMENT, EACH DATED AS OF FEBRUARY 28, 1997, BETWEEN JOTAN, INC. (THE "COMPANY"), RICE PARTNERS II, L.P., F-JOTAN, L.L.C., AND F-SOUTHLAND, L.L.C., FF-SOUTHLAND, L.P. AND THE OTHER PARTIES LISTED ON THE SIGNATURE PAGES TO SUCH SHAREHOLDER AGREEMENT (AS SUCH AGREEMENTS MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE "AGREEMENTS"). COPIES OF THE AGREEMENTS ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY."

        COPIES OF THE AGREEMENTS ARE AVAILABLE AT THE OFFICES OF THE
        COMPANY."

   All shares of Capital Stock of the Company subject to the Shareholder Agreement will bear a legend to such effect.

        2.03 Original Purchase Agreement Provisions Incorporated into this Agreement. Except as set forth above, all other provisions in Article II of the Purchase Agreement shall be incorporated herein as if set forth at length with full application to the Second Supplemental Preferred Shares; and all such Preferred Shares issued pursuant to this Agreement shall be included in all adjustment and other calculations under Section 2.08 of the Purchase Agreement relating to Preferred Shares issued as of the Original Closing Date under the Original Purchase Agreement as if the Second Supplemental Preferred Shares were issued on the Original Closing Date; provided, however, that as a result of the issuance of securities contemplated by the Second Supplemental Documents, there will be no adjustments under Section 2.08 of the Original Purchase Agreement (despite the issuance of the Supplemental Preferred Stock to Rice).

                                   Article III
                         Representations and Warranties

        3.01 Representations and Warranties of the Company and the Shareholder. The Company and the Shareholder severally and not jointly represent and warrant to the Southland Purchasers, Purchaser and F-Jotan that:

             (a) Except as disclosed in writing to Rice and the Southland Purchasers, the Company is a corporation duly organized and existing and in good standing under the laws of its state of incorporation and is qualified or licensed to do business in all other countries, states, and jurisdictions the laws of which require it to be so qualified or licensed. The Company has no Subsidiaries (other than Southland) or debt or equity investment in any Person. Giving effect to the transactions contemplated herein, the Shareholder owns beneficially and of record the number of shares in the aggregate of the issued and outstanding capital stock or stock equivalents of the Company on a fully converted and diluted basis as of the Closing Date set forth under the signature of such Shareholder on this Agreement, all being free and clear of all liens, claims and encumbrances.
        Other than the Southland Purchasers, Purchaser and F-Jotan, and, except any other stock issuable under any employee or director stock plan which constitutes Permitted Stock, no Person has any rights, whether granted by the Company or any other Person, to acquire any portion of the equity interest of the Company or the assets of the Company.

             (b) Each of the Company and the Shareholder has, and at all times that this Agreement is in force will have, the right and power, and is duly authorized, to enter into, execute, deliver, and perform this Agreement and the Second Supplemental Shareholder Agreement, and the officers of Company executing and delivering this Agreement and the Second Supplemental Shareholder Agreement are duly authorized to do so. This Agreement has been duly and validly executed, issued, and delivered and constitutes the legal, valid, and binding obligations of Company and the Shareholder, enforceable in accordance with its respective terms.

             (c) The execution, delivery, and performance of this Agreement and the Shareholder Agreement will not, by the lapse of time, the giving of notice, or otherwise, constitute a violation of any applicable provision contained in the charter, bylaws, or organizational documents of the Company or, except for the Senior Credit Agreement (as defined in the Note Agreement), contained in any agreement, instrument, or document to which the Company or the Shareholder is a party or by which any of them is bound.

             (d) As of the Closing Date, the authorized capital stock of the Company consists of (i) 40,000,000 shares of Common Stock, of which 5,679,411 shares are issued and outstanding and (ii) 10,000,000 shares of Preferred Stock, of which 1,435,705 shares of Series A Preferred Stock are issued and outstanding and of which 64,250 shares of Series B Preferred Stock are issued and outstanding (after giving effect to the transactions contemplated herein). An aggregate of at least 3,620,473 shares of Common Stock are reserved for issuance on exercise of the First Supplemental Warrant; and notwithstanding
        Section 3.01(d) of the Original Purchase Agreement, 15,210,990 shares of Common Stock have been reserved for issuance of all other Warrants (issued as of the Original Closing Date of February 28, 1997). All of the issued and outstanding shares of Common Stock are, and upon issuance and payment therefor in accordance with the terms of this Agreement, all of the outstanding Second Supplemental Series B Preferred Stock will be, validly issued, fully paid and nonassessable. The Second Supplemental Preferred Shares have been offered, issued, sold, and delivered by Company free from preemptive rights, rights of first refusal, antidilution rights, cumulative voting rights or similar rights (except as otherwise provided in the Purchase Agreement, this Agreement, the Shareholder Agreement or in the powers, designations, rights and preferences of the Preferred Stock contained in the Certificate) and in compliance with applicable federal and state securities laws. Except pursuant to this Agreement and the Certificate and except for the Permitted Stock, the Company is not obligated to issue or sell any Capital Stock, and, except for this Agreement and the Shareholder Agreement, neither the Company nor the Shareholder is party to, or otherwise bound by, any agreement affecting the voting of any Capital Stock. Except for the Shareholder Agreement, the Company is not, nor will it be, a party to, or otherwise bound by, any agreement obligating it to register any of its Capital Stock.

             (e) The Second Supplemental Preferred Shares have been duly and validly authorized and, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid, and nonassessable and free of preemptive rights, rights of first refusal or similar rights.

             (f) All other representations and warranties set forth in the Original Purchase Agreement are true and correct as of the date hereof, giving effect to the transactions contemplated hereby.

        3.02 Representations and Warranties of Purchaser. Rice represents and warrants to the Company, F-Jotan, the Southland Purchasers and the
   Shareholder:

             (a) Rice is a limited partnership, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

             (b) Rice has the right and power and is duly authorized to enter into, execute, deliver, and perform this Agreement and the Second Supplemental Shareholder Agreement, and its officers, managers or agents executing and delivering this Agreement and the Second Supplemental Shareholder Agreement are duly authorized to do so.
        This Agreement and the Second Supplemental Shareholder Agreement have been duly and validly executed, issued, and delivered and constitute the legal, valid, and binding obligation of Rice, enforceable in accordance with their respective terms.

             (c) Rice (i) is an "accredited investor," as that term is defined in Regulation D under the Securities Act; (ii) has such knowledge, skill and experience in business and financial matters, based on actual participation, that it is capable of evaluating the merits and risks of an investment in the Company and the suitability thereof as an investment for Purchaser; (iii) has received and reviewed all such financial and other information and records of the Company as it considered necessary or appropriate in deciding whether to purchase the Second Supplemental Preferred Shares, and the Company and the Shareholder have made available to it the opportunity to ask questions of, and to receive answers and to obtain additional information from, representatives of the Company and the Shareholder;
        (iv) all such additional information has been provided to and reviewed by it; and (v) it has the ability to bear the economic risks of losing its entire investment in the Second Supplemental Preferred Shares.

             (d) Except as otherwise contemplated by this Agreement and the Shareholder Agreement, Rice is acquiring its Second Supplemental Series B Preferred Stock, for investment for its own account and not with a view to any distribution thereof in violation of applicable securities laws.

             (e) Rice agrees that the certificates representing its Preferred Shares will bear the legends referenced in this Agreement or the Original Purchase Agreement, as the case may be, and such Preferred Shares, will not be offered, sold, or transferred in the absence of registration or exemption under applicable securities laws.

             (f) Rice is not acquiring the Second Supplemental Preferred Shares based upon any representation, oral or written, by the Company or the Shareholder or any representative of the Company or the Shareholder with respect to the future value of, income from, or tax consequences relating to, such Preferred Shares, but rather upon an independent examination and judgment as to the prospects of the Company. Further, Rice acknowledges that no federal or state administrative entity responsible for securities registration or enforcement has made any recommendation or endorsement of such Preferred Shares or any findings as to the fairness of an investment in the Preferred Shares.

             (g) Rice has no current contract, undertaking, agreement, arrangement or understanding with any Person to sell, transfer, grant any participation in, or otherwise distribute any of, the Second Supplemental Preferred Shares.

                                   Article IV
                                    Covenants

        4.01 Original Purchase Agreement Covenants Incorporated Into This Agreement. The Company will comply with all covenants in Article IV of the Original Purchase Agreement as if set forth herein at length.

                                    Article V
                                   Conditions

        The obligations of Purchaser to effect the transactions contemplated by this Agreement are subject to the following conditions precedent:

        5.01 Shareholder Agreement. The Company, F-Jotan, the Southland Purchasers and the Shareholder will have entered into the Second Supplemental Shareholder Agreement with Purchaser.

        5.02 Representations and Agreements. Each representation and warranty of the Company and the Shareholder set forth in this Agreement will be true and correct in all material respects when made and as of the Closing Date, and the Company and the Shareholder will have fully performed all their covenants and agreements set forth in this Agreement in all material respects.

        5.03 Proceedings; Consents. All proceedings taken in connection with the transactions contemplated by this Agreement, and all documents necessary to the consummation of this Agreement, will be satisfactory in form and substance to Purchaser and its counsel, and Purchaser and its counsel will have received certificates of compliance and copies (executed or certified as may be appropriate) of all documents, instruments, and agreements that Purchaser or its counsel reasonably may request in connection with the consummation of such transactions. All consents of any Person necessary to the consummation of the transactions contemplated by this Agreement and the Second Supplemental Shareholder Agreement will have been received, be in full force and effect, and not be subject to any onerous condition.

        5.06 Government Filings. All filings under all applicable state and federal securities laws, rules and regulations shall have been made and all requirements in connection therewith shall have been met by the Company, Purchaser and the Shareholder.

                                   Article VI
                                  Miscellaneous

        6.01 Indemnification. In addition to any other rights or remedies to which Purchaser and the Holders may be entitled, the Company and the Shareholder (solely with respect to the representations and warranties made by him) severally and not jointly agree to and will indemnify and hold harmless Purchaser, the Southland Purchasers and F-Jotan, the Holders, and their Affiliates and their respective successors, assigns, officers, directors, managers, employees, attorneys, and agents (individually and collectively, an "Indemnified Party") from and against any and all losses, claims, obligations, liabilities, deficiencies, penalties, causes of action, damages, costs, and expenses (including, without limitation, costs of investigation and defense, attorneys' fees, and expenses), including, without limitation, those arising out of the contributory negligence of any Indemnified Party, that the Indemnified Party may suffer, incur, or be responsible for, arising or resulting from, to the extent applicable, any misrepresentation, breach of warranty, or nonfulfillment of any covenant or agreement on the part of the Company or the Shareholder (solely with respect to the representations and warranties made by him) under this Agreement, the Shareholder Agreement, or under any other agreement to which the Company or the Shareholder is a party in connection with this transaction, or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to Purchaser or the Holders under this Agreement.

        6.02 Default. It is agreed that a violation by any party of the terms of this Agreement cannot be adequately measured or compensated in money damages, and that any breach or threatened breach of this Agreement by a party to this Agreement would do irreparable injury to the nondefaulting party. It is, therefore, agreed that in the event of any breach or threatened breach by a party to this Agreement of the terms and conditions set forth in this Agreement, the nondefaulting party will be entitled, in addition to any and all other rights and remedies that it may have in law or in equity, to apply for and obtain injunctive relief requiring the defaulting party to be restrained from any such breach or threatened breach or to refrain from a continuation of any actual breach.

        6.03 Integration. The Purchase Agreement, the Other Agreements, the First Supplemental Warrant (as defined in the First Supplemental Purchase Agreement) and all other Warrants, and the Shareholder Agreement (as amended and confirmed as of the date hereof) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all previous written, and all previous or contemporaneous oral, negotiations, understandings, arrangements, and agreements. This Agreement may not be amended or supplemented except by a writing signed by Company, the Shareholder and each Holder.

        6.04 Headings. The headings in this Agreement are for convenience and reference only and are not part of the substance of this Agreement. References in this Agreement to Sections and Articles are references to the Sections and Articles of this Agreement unless otherwise specified.

        6.05 Severability. The parties to this Agreement expressly agree that it is not the intention of any of them to violate any public policy, statutory or common law rules, regulations, or decisions of any governmental or regulatory body. If any provision of this Agreement is judicially or administratively interpreted or construed as being in violation of any such policy, rule, regulation, or decision, the provision, section, sentence, word, clause, or combination thereof causing such violation will be inoperative (and in lieu thereof there will be inserted such provision, sentence, word, clause, or combination thereof as may be valid and consistent with the intent of the parties under this Agreement) and the remainder of this Agreement, as amended, will remain binding upon the parties, unless the inoperative provision would cause enforcement of the remainder of this Agreement to be inequitable under the circumstances.

        6.06 Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration, or other communication be given to or served upon any of the parties by another, such notice, demand, request, consent, approval, declaration, or other communication will be in writing and addressed to the party to be notified as set forth below. Notices shall be deemed to have been validly served, given or delivered (and "the date of such notice" or words of similar effect shall mean the date) five (5) days after deposit in the United States mails, certified mail, return receipt requested, with proper postage prepaid, or upon actual receipt thereof with written acknowledgment of receipt (whether by noncertified mail, telecopy, telegram, facsimile, express delivery, hand delivery or otherwise), whichever is earlier.

        If to Rice, at:     Address of Rice beneath the name of Rice on the
                            signature pages of this Agreement

        with courtesy copies to: Patton Boggs, L.L.P.
                                 2200 Ross Avenue
                                 Suite 900
                                 Dallas, Texas 75201
                                 Attn:  Larry A. Makel, Esq.
                                 FAX:  214-871-2688

        If to the Southland
         Purchasers, at:    Address of the Southland Purchasers beneath the
                            name of the Southland Purchasers on the signature pages of this Agreement with courtesy copies to: Wyrick, Robins, Yates & Ponton, L.L.P.
                                 4101 Lake Boone Trail, Suite 300
                                 Raleigh, North Carolina  27607-7506
                                 Attn:  James M. Yates, Jr.
                                 Facsimile:  (919) 781-4865


        If to F-Jotan, at:  Address of F-Jotan beneath the name of F-Jotan on the signature pages of this Agreement

        with courtesy copies to: Wyrick, Robins, Yates & Ponton, L.L.P.
                                 4101 Lake Boone Trail, Suite 300
                                 Raleigh, North Carolina  27607-7506
                                 Attn:  James M. Yates, Jr.
                                 Facsimile:  (919) 781-4865


        If to the Company, at:   Jotan, Inc.
                                 118 West Adams Street
                                 Jacksonville, Florida  32202
                                 Attn:  President
                                 Fax: 904-353-0075

        If to the Shareholder,   Address of such Shareholder beneath his/her
                                 name on the signature pages of this Agreement


   or to such other address as each party may designate for itself by like notice. Notice to any Holder other than Purchaser will be delivered as set forth above to the address shown on the stock transfer books of the Company or the Warrant Register unless such Holder has advised the Company in writing of a different address to which notices are to be sent under this Agreement.

        Failure or delay in delivering courtesy copies of any notice, demand, request, consent, approval, declaration, or other communication to the persons designated above to receive copies of the actual notice will in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration, or other communication.

        No notice, demand, request, consent, approval, declaration or other communication will be deemed to have been given or received unless and until it sets forth all items of information required to be set forth therein pursuant to the terms of this Agreement.

        6.07 Successors. This Agreement will be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, that no sale, assignment or other transfer by any party to this Agreement of any of its Capital Stock or rights hereunder to another Person will be valid and effective unless and until the transferee or assignee agrees in writing to be bound by the terms and conditions of this Agreement and the Shareholders Agreement, and the agreements and instruments related hereto and thereto, in a form and substance reasonably satisfactory to the Company.

        6.08 Remedies. The failure of any party to enforce any right or remedy under this Agreement, or promptly to enforce any such right or remedy, will not constitute a waiver thereof, nor give rise to any estoppel against such party, nor excuse any other party from its obligations under this Agreement. Any waiver of any such right or remedy by any party must be in writing and signed by the party against which such waiver is sought to be enforced.

        6.09 Survival. All warranties, representations, and covenants made by any party in this Agreement or in any certificate or other instrument delivered by such party or on its behalf under this Agreement will be considered to have been relied upon by the party to which it is delivered and will survive the Closing Date, regardless of any investigation made by such party or on its behalf. All statements in any such certificate or other instrument will constitute warranties and representations under this Agreement.

        6.10 Fees. Any and all fees, costs, and expenses, of whatever kind and nature, including attorneys' fees and expenses, incurred by the Holders in connection with the defense or prosecution of any actions or proceedings arising out of or in connection with this Agreement will be borne and paid by the Company within ten (10) days of demand by the Holders.

        6.11 Counterparts. This Agreement may be executed in any number of counterparts, which will individually and collectively constitute one agreement.

        6.12 Other Business. It is understood and accepted that Purchaser, F-Jotan, the Southland Purchasers, the Holders, and their Affiliates have interests in other business ventures that may be in conflict with the activities of the Company and that nothing in this Agreement will limit the current or future business activities of such parties whether or not such activities are competitive with those of the Company. The Company and the Shareholder agree that all business opportunities that may be available to such parties in any field substantially related to the business of the Company will be pursued exclusively through the Company.

        6.13 Choice of Law. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF FLORIDA APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.

        6.14 Duties Among Holders. Each Holder agrees that no other Holder will by virtue of this Agreement be under any fiduciary or other duty to give or withhold any consent or approval under this Agreement or to take any other action or omit to take any action under this Agreement, and that each other Holder may act or refrain from acting under this Agreement as such other Holder may, in its discretion, elect.

        6.15 Waiver of Jury Trial. AFTER REVIEWING THIS SECTION 6.15 WITH ITS COUNSEL, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY, F-JOTAN, PURCHASER, THE SOUTHLAND PURCHASERS AND EACH SHAREHOLDER HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY, IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE COMPANY, F-JOTAN, PURCHASER, THE SOUTHLAND PURCHASERS AND EACH SHAREHOLDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT HEREOF OR THEREOF. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PURCHASER TO PURCHASE THE WARRANTS AND PREFERRED STOCK FROM THE COMPANY.

        IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                                    COMPANY:

                                    JOTAN, INC.


                                    BY:  /s/ Edward Lipscomb
                                        Edward Lipscomb
                                        Vice President and Chief Financial
                                        Officer
                                        118 West Adams Street
                                        Jacksonville, Florida  32201
                                        Attn:  President
                                        Fax:  (904) 343-0075




                                    RICE:

                                    RICE PARTNERS II, L.P.

                                    By: Rice Capital Group IV, L.P.,
                                        Its general partner

                                    By: RMC Fund Management, L.P.,
                                        Its general partner

                                    By: Rice Mezzanine Corporation,
                                        Its general partner

                                    By: /s/ Jeffrey P. Sangalis
                                        Jeffrey P. Sangalis
                                        Managing Director
                                        5847 San Felipe, Suite 4350
                                        Houston, Texas  77057
                                        Attn:  Jeffrey P. Sangalis
                                        Fax:   (713) 783-9750

                                 OWNED ON CLOSING DATE:

                                 None           Shares of Series A
                                                Convertible Preferred Stock

                                 40,000         Shares of Series B Preferred
                                                Stock

                                 13,125         Shares of First
                                                Supplemental Series B
                                                Preferred Stock

                                 1,125          Shares of Second
                                                Supplemental Series B
                                                Preferred Stock

                                 None           Shares of Common Stock

                                 2,515,203      Warrant A-1 Shares

                                 9,581,726      Warrant A-2 Shares

                                 3,620,473      First Supplemental Warrant
                                                A-2 Shares




                                    F-JOTAN, L.L.C.


                                    By:  Franklin Street/Fairview Capital,
                                         L.L.C., its Manager


                                         By:   /s/ James D. Lumsden
                                               James D. Lumsden,
                                               Manager

                                    702 Oberlin Road
                                    Suite 150
                                    Raleigh, North Carolina  27605
                                    Attn:  James D. Lumsden
                                    Facsimile:  (919) 743-2501

                                    OWNED ON CLOSING DATE:

                                    1,435,705   Shares of Series A
                                                Convertible Preferred Stock

                                    None        Shares of Common Stock

                                    None        Other Equity Interests






                                    THE SOUTHLAND PURCHASERS:

                                    F-SOUTHLAND, L.L.C.


                                    By:  Franklin Street/Fairview Capital,
                                         L.L.C., its Manager

                                         By:   /s/ James D. Lumsden
                                               James D. Lumsden, Manager

                                    702 Oberlin Road
                                    Suite 150
                                    Raleigh, North Carolina  27605
                                    Attn:  James D. Lumsden
                                    Facsimile:  (919) 743-2501

                                    OWNED ON CLOSING DATE:

                                    None        Shares of Series A
                                                Convertible Preferred Stock

                                    5,000       Shares of Series B
                                                Preferred Stock

                                    None        Shares of Common Stock

                                    359,315     Warrant B-1 Shares

                                    1,197,716   Warrant B-2 Shares





                                    FF-SOUTHLAND, L.P.

                                    By:    FSFC Associates, L.P.,
                                           Its general partner

                                           By:   Franklin Capital, L.L.C.,
                                                 Its general partner

                                           By:   /s/ James D. Lumsden
                                                James D. Lumsden,
                                                Manager

                                    702 Oberlin Road
                                    Suite 150
                                    Raleigh, North Carolina  27605
                                    Attn:  James D. Lumsden
                                    Facsimile:  (919) 743-2501

                                    OWNED ON CLOSING DATE:

                                    None        Shares of Series A
                                                Convertible Preferred Stock

                                    5,000       Shares of Series B
                                                Preferred Stock

                                    None        Shares of Common Stock

                                    359,315     Warrant C-1 Shares

                                    1,197,716   Warrant C-2 Shares




                                    SHAREHOLDER:


                                    /s/ Shea E. Ralph
                                    Shea E. Ralph




                                    OWNED ON CLOSING DATE:

                                    950,000     Shares of Common Stock Owned
                                                on Closing Date

                                     33,000     Other Equity Interests

                                     ANNEX A

                   [Second Supplemental Shareholder Agreement]

                       SECOND SUPPLEMENTAL PREFERRED STOCK
                               PURCHASE AGREEMENT



                                   Jotan, Inc.
                                  the "Company"

           the Shareholders as set forth on the signature pages hereof the "Shareholder"

                                       and

                    Rice Partners II, L.P. (the "Purchaser"),



                                       and

                     F-Southland, L.L.C. and FF-Southland, L.P.
                                      F-Jotan





                                January 23, 1998